UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Interim Chief Financial Officer; Appointment of New Chief Financial Officer and Principal Accounting Officer

Appointment of New Chief Financial Officer

On December 3, 2025, Aviat Networks, Inc. (the “Company”) announced the appointment of Andrew C. Schmidt as the Company’s Senior Vice President and Chief Financial Officer. Mr. Schmidt’s employment with the Company commenced on December 3, 2025. Mr. Schmidt will also serve as the Company’s principal accounting officer.

Before joining the Company, Mr. Schmidt, age 61, served as the Chief Financial Officer of Sientra, Inc. (“Sientra”) from July 2021 until July 2024. From July 2020 until July 2021, Mr. Schmidt worked with Guardion Health Sciences, Inc. on an annual contract. Prior to that role, Mr. Schmidt was the Chief Financial Officer of Iteris, Inc. from 2015 to 2020. Mr. Schmidt holds a Bachelor of Business Administration in finance degree from the University of Texas and a Master of Science in accountancy degree from San Diego State University.

The Company entered into an employment agreement with Mr. Schmidt in connection with his appointment as Senior Vice President and Chief Financial Officer (the “Employment Agreement”). The Employment Agreement is generally consistent with the terms of the employment agreements that the Company has entered into with other executive officers of the Company, other than with respect to compensation amounts (or target amounts) described below.

The Employment Agreement provides for an annual base salary of $440,000, subject to annual review and adjustment by the Company’s Board of Directors (the “Board”). Starting in the Company’s fiscal year 2026, Mr. Schmidt will be eligible to participate in the Company’s Annual Incentive Plan with a target annual bonus of 65% of base salary, based upon achievement of the same performance objectives, floors and caps determined by the Board for the Annual Incentive Plan for executives generally. For fiscal year 2026, Mr. Schmidt’s target annual bonus will be prorated based on his start date.

Mr. Schmidt will also be eligible to participate in the Company’s Long-Term Incentive Program with a target value of 100% of base salary. Mr. Schmidt’s participation in the Company’s Long-Term Incentive Program shall be on such terms and conditions as determined by the Board.

Mr. Schmidt will also receive a one-time award of restricted stock and performance stock units with a grant date value of $330,000, with a three-year vesting period, with the first applicable vesting date for such awards on the first anniversary of his start date and additional vesting on each anniversary of such date thereafter.

Mr. Schmidt shall also receive a sign-on bonus of $10,000.

The original term of the Employment Agreement is from December 3, 2025 until the one year anniversary of that date, subject to automatic extension for an additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given by either the Company or Mr. Schmidt. The Company may terminate Mr. Schmidt’s employment with or without Cause (as defined within the Employment Agreement) at any time.

This description of the Employment Agreement is qualified in its entirety by the final terms of the Employment Agreement, a form of which is expected to be filed with the Company’s next Current Report on Form 10-Q. The Employment Agreement provides for the following:

•In the event that Mr. Schmidt’s employment terminates due to non-renewal of the Employment Agreement, Mr. Schmidt will not be entitled to any compensation or benefits from the Company other than those earned through the date of termination of employment.
•If Mr. Schmidt’s employment is terminated by the Company without Cause or due to Mr. Schmidt’s death or Disability (each term as defined within the Employment Agreement), or if Mr. Schmidt resigns from employment with the Company for Good Reason (collectively, a “Qualifying Termination”), Mr. Schmidt will be entitled to the following severance benefits as long as Mr. Schmidt signs a general release in favor of the Company:
◦a lump sum payment equal to the product of (i) 1.0 and (ii) the sum of Mr. Schmidt’s base salary and Mr. Schmidt’s prorated target annual bonus as of the termination date, each as in effect on the date of the Qualifying Termination; and
◦payment of premiums necessary to continue group health insurance under COBRA for Mr. Schmidt and Mr. Schmidt’s eligible dependents for a period of up to 12 months following the Qualifying Termination.
•If, within the three (3) months preceding or the twelve (12) months following any “change in control” (as defined within the Employment Agreement), Mr. Schmidt experiences a Qualifying Termination (a “CIC Termination”) and signs a general release of claims in favor of the Company, Mr. Schmidt will be entitled to the following severance benefits and payments:
◦a lump sum payment equal to the product of (i) 1.0 and (ii) the sum of Mr. Schmidt’s base salary and Mr. Schmidt’s target annual bonus, each as in effect on the date of the CIC Termination;
◦all of Mr. Schmidt’s outstanding equity awards will fully vest (with performance awards vesting based on actual performance (if determinable) or target); and
◦payment of premiums necessary to continue group health insurance under COBRA for Mr. Schmidt’s eligible dependents for a period of up to 18 months following the CIC Termination.

The Employment Agreement also contains a non-compete covenant generally prohibiting Mr. Schmidt from providing services to a competitor or soliciting employees or business contacts for 12 months following Mr. Schmidt’s termination of employment for any reason. In addition, the Employment Agreement mandates that Mr. Schmidt’s confidentiality obligations continue even after Mr. Schmidt’s termination of employment.

The selection of Mr. Schmidt to serve as the Company’s Senior Vice President and Chief Financial Officer was not pursuant to any arrangement or understanding with any other person. Mr. Schmidt does not have a family relationship with any of the officers or directors of the Company.

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Departure of Interim Chief Financial Officer

Mr. Schmidt succeeds Andrew Fredrickson, who served as the Interim Chief Financial Officer from August 27, 2025 until December 2, 2025. Mr. Fredrickson shall resume his role as Vice President of Corporate Finance on December 3, 2025.

Item 7.01 Regulation FD Disclosure

On December 3, 2025, the Company issued a press release regarding the appointment of Mr. Schmidt. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: December 3, 2025	By:	/s/ Peter A. Smith
		Name:	Peter A. Smith
		Title:	Chief Executive Officer